UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
Form 8−K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):
April 18, 2012

333-173202-04

(Commission File Number of registrant and issuing entity)

Honda Auto Receivables 2012−2 Owner Trust

(Exact name of registrant and issuing entity specified in its charter)

333-173202

(Commission File Number of registrant and depositor)

American Honda Receivables LLC

(Exact name of registrant and depositor as specified in its charter)

American Honda Finance Corporation

(Exact name of registrant and sponsor as specified in its charter)

____________________________________

Delaware	80-6221712
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

American Honda Receivables LLC

20800 Madrona Avenue Torrance, CA 90503

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (310) 781−4100

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On April 18, 2012, American Honda Receivables LLC (“AHR LLC”) and American Honda Finance Corporation (“AHFC”) entered into an Underwriting Agreement with Credit Suisse Securities (USA) LLC and BNP Paribas Securities Corp., each on behalf of itself and as a representative of the several underwriters (collectively, the “Underwriters”), for the issuance and sale of the notes of Honda Auto Receivables 2012-2 Owner Trust (the “Issuer”), a Delaware statutory trust established pursuant to a Trust Agreement dated March 20, 2012, to be amended and restated (the “Trust Agreement”) between AHR LLC and U.S. Bank Trust National Association, as owner trustee, in the following classes: Class A–1 0.30112% Asset Backed Notes (the “Class A–1 Notes”), Class A–2 0.56% Asset Backed Notes (the “Class A−2 Notes”), Class A−3 0.70% (the “Class A–3 Notes”) and Class A–4 0.91% (the “Class A–4 Notes”) (collectively, the “Notes”). The Notes have an aggregate principal balance of $1,500,000,000.

AHR LLC registered issuances of up to $10,000,000,000 principal amount of Asset Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by the Registration Statements on Form S−3 (Registration File No. 333−173202) filed with the Securities and Exchange Commission on March 31, 2011, including all amendments thereto, and as the same may be amended from time to time (the “Registration Statement”) relating to the registration of the Notes under the Act. It is anticipated that the Notes will be issued on or about April 25, 2012.

This Current Report on Form 8−K is being filed to satisfy an undertaking to file a copy of the Underwriting Agreement and form of Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement, Receivables Purchase Agreement, Administration Agreement and Control Agreement (as listed below) executed or to be executed in connection with the issuance of the Notes.

Item 9.01. Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

1.1	Underwriting Agreement, dated April 18, 2012, among American Honda Receivables LLC, American Honda Finance Corporation, Credit Suisse Securities (USA) LLC and BNP Paribas Securities Corp.

4.1	Indenture, to be dated April 25, 2012, between Honda Auto Receivables 2012-2 Owner Trust and Deutsche Bank Trust Company Americas, as indenture trustee.

4.2	Amended and Restated Trust Agreement, to be dated April 25, 2012, between American Honda Receivables LLC and U.S. Bank Trust National Association, as owner trustee.

99.1	Sale and Servicing Agreement, to be dated April 25, 2012, among Honda Auto Receivables 2012-2 Owner Trust, American Honda Receivables LLC and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, to be dated April 25, 2012, between American Honda Finance Corporation and American Honda Receivables LLC.

99.3	Administration Agreement, to be dated April 25, 2012, among Honda Auto Receivables 2012-2 Owner Trust, American Honda Finance Corporation, American Honda Receivables LLC and Deutsche Bank Trust Company Americas, as indenture trustee.

99.4	Control Agreement, to be dated April 25, 2012, among American Honda Receivables LLC, Honda Auto Receivables 2012-2 Owner Trust, American Honda Finance Corporation, Deutsche Bank Trust Company Americas, as indenture trustee and assignee-secured party, and Deutsche Bank Trust Company Americas, as securities intermediary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

American Honda Receivables LLC

Depositor

	By:	/s/ Paul C. Honda

	Name:	Paul C. Honda

	Title:	Treasurer

April 20, 2012

EXHIBIT INDEX

1.1	Underwriting Agreement, dated April 18, 2012, among American Honda Receivables LLC, American Honda Finance Corporation, Credit Suisse Securities (USA) LLC and BNP Paribas Securities Corp.

4.1	Indenture, to be dated April 25, 2012, between Honda Auto Receivables 2012-2 Owner Trust and Deutsche Bank Trust Company Americas, as indenture trustee.

4.2	Amended and Restated Trust Agreement, to be dated April 25, 2012, between American Honda Receivables LLC and U.S. Bank Trust National Association, as owner trustee.

99.1	Sale and Servicing Agreement, to be dated April 25, 2012, among Honda Auto Receivables 2012-2 Owner Trust, American Honda Receivables LLC and American Honda Finance Corporation.

99.2	Receivables Purchase Agreement, to be dated April 25, 2012, between American Honda Finance Corporation and American Honda Receivables LLC.

99.3	Administration Agreement, to be dated April 25, 2012, among Honda Auto Receivables 2012-2 Owner Trust, American Honda Finance Corporation, American Honda Receivables LLC and Deutsche Bank Trust Company Americas, as indenture trustee.

99.4	Control Agreement, to be dated April 25, 2012, among American Honda Receivables LLC, Honda Auto Receivables 2012-2 Owner Trust, American Honda Finance Corporation, Deutsche Bank Trust Company Americas, as indenture trustee and assignee-secured party, and Deutsche Bank Trust Company Americas, as securities intermediary.